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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 15, 1998


                          FLEETWOOD ENTERPRISES, INC.
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              (Exact Name of Registrant as Specified in Charter)



           Delaware                    001-07699             95-1948322
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  (State or Other Jurisdiction        (Commission          (IRS Employer
       of Incorporation)              File Number)        Identification No.)


     3125 Myers Street, Riverside, California             92503-5527
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     (Address of Principal Executive Offices)             (Zip Code)


     Registrant's telephone number, including area code:  (909) 351-3500
                                                          --------------

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Total of sequentially number pages:  5

The Exhibit Index for this Current Report on Form 8-K is located at sequentially numbered page 3

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Item 5.  Other Events.
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ANNOUNCEMENT OF ADOPTION OF STOCKHOLDER RIGHTS PLAN AND SHARE REPURCHASE
AUTHORIZATION.

     Attached hereto as Exhibit A and incorporated herein by reference is the press release issued by Fleetwood Enterprises, Inc. on September 15, 1998 announcing the Board's adoption of a stockholder rights plan. The plan provides for the distribution of one preferred stock purchase "right" for each outstanding share of Common stock. At the same time, the Board reaffirmed a previous share repurchase authorization and approved the repurchase of an additional 2 million shares under the program.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FLEETWOOD ENTERPRISES, INC.,
                                        a Delaware corporation



                                        By: /s/ William H. Lear
                                            -----------------------------
                                        William H. Lear, Secretary



Dated:  September 24, 1998

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EXHIBIT INDEX


Exhibit                                                Sequentially
Number                   Description                  Numbered Page
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  1         Press Release:  "Fleetwood Board                5
            Adopts Stockholder Rights Plan, Adds
            to Share Repurchase Authorization and
            Declares Regular Dividend." Dated
            September 15, 1998